EXHIBIT 10.49

EXECUTION VERSION

OMNIBUS AMENDMENT
THIS OMNIBUS AMENDMENT, dated as of December 16, 2016 (the “Amendment”) is entered into among Jarden Receivables, LLC (“Jarden Receivables”), the Originators party hereto (the “Originators”), NEWELL BRANDS INC., as Servicer (the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) and as a Managing Agent, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Issuing Lender (the “Issuing Lender”) and each Managing Agent party hereto. Capitalized terms used herein shall have the meanings specified in the Agreement.
W I T N E S S E T H :
WHEREAS, Jarden Receivables, as Borrower, the Servicer, the commercial paper conduits from time to time party thereto, the financial institutions from time to time party thereto as Committed Lenders, the financial institutions from time to time party thereto as Managing Agents, the Issuing Lender, the Administrative Agent, and PNC Capital Markets, as Structuring Agent, have entered into that certain Loan and Servicing Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, Jarden Receivables, as Buyer, and the Originators from time to time party thereto have entered into that certain Receivables Contribution and Sale Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale Agreement”);
WHEREAS, subject to the terms and conditions set forth herein, the parties hereto have agreed to amend certain provisions of the Loan Agreement and the Sale Agreement as described below; and
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
Section 1.    Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement, and if not defined therein, in the Sale Agreement.
Section 2.    Amendments to the Loan Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement shall be and hereby is amended as follows:

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(a)    Section 1.01 of the Loan Agreement is amended to insert the following new definitions in appropriate alphabetical order:
“Business Sellers” means Newell and certain other Subsidiaries of Newell, as the context may require.
“Lehigh Business” means the design, manufacturing, marketing and/or sale by the Business Sellers of ropes, cordage, chain and garage organization products under the Lehigh®, Secureline®, Wellington® and Crawford® brands and private label arrangements.
“Lehigh Business Sale” means the sale by the Business Sellers to unrelated third parties of the Lehigh Business through the sale, assignment, transfer and delivery (a) by the Business Sellers of all of the issued and outstanding equity interests of Lehigh Consumer Products LLC (“Lehigh”) or all or substantially all of the assets of Lehigh and (b) by the Business Sellers of their respective rights, titles and interests in and to the assets, properties, rights, contracts and claims that relate to, are used by or are held for use in connection with, the Lehigh Business, but excluding Receivables originated by Newell or Lehigh in connection with the Lehigh Business which exist as of the date of the Lehigh Business Sale, and all Collections and Related Security with respect thereto.
“Tool Business” means the design, manufacturing, marketing and/or sale by the Business Sellers of hand tools and power tool accessories, industrial bandsaw blades and tools for HVAC systems under the Irwin®, Lenox®, hilmor™ brands and/or private label arrangements.
“Tool Business Sale” means the sale by the Business Sellers to unrelated third parties of the Tool Business through the sale, assignment, transfer and delivery (a) by the Business Sellers of all of the issued and outstanding equity interests of Irwin Industrial Tool Company (“Irwin”) or all or substantially all of the assets of Irwin and (b) by the Business Sellers of their respective rights, titles and interests in and to the assets, properties, rights, contracts and claims that relate to, are used by or are held for use in connection with, the Tool Business, but excluding Receivables originated by Newell or Irwin in connection with the Tool Business which exist as of the date of the Tool Business Sale, and all Collections and Related Security with respect thereto.

“Winter Sports Business” means the design, manufacturing, marketing and/or sale by the Business Sellers of skis, snowboards, bindings, boots and other winter sports equipment and apparel under the Völkl®, Marker®, Dalbello® and K2® brands.
“Winter Sports Business Sale” means the sale by the Business Sellers to unrelated third parties of the Winter Sports Business through the sale, assignment, transfer and delivery (a) by the Business Sellers of all of the issued and outstanding equity interests of K-2 Corporation (“K-2 Corporation”) or all or substantially all of the assets of K-2 Corporation and (b) by the Business Sellers of their respective rights, titles and interests in and to the assets, properties, rights, contracts and claims that relate to, are used by or are held for use in connection with, the Winter Sports Business, but excluding Receivables originated by Newell or K-2 Corporation in connection with the Winter Sports Business which exist as of the date of the Winter Sports Business Sale, and all Collections and Related Security with respect thereto.
(b)    The last sentence of Section 4.01(l) of the Loan Agreement is amended and restated to read as follows:
Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within one (1) Business Day of being identified as such in accordance with Section 5.01(j)), (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, collections of accounts receivable relating to the Lehigh Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (v) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, collections of accounts receivable relating to the Winter Sports Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein) and (vi) amounts deposited in the Collection Account in error, so long as the Servicer withdraws such amounts as contemplated in Section 6.06, no funds other than the proceeds of Receivables are deposited to any Deposit Account.
(c)    Clause (2) of the second sentence of Section 5.01(j) of the Loan Agreement is amended and restated to read as follows:
(2) all amounts deposited into any Deposit Account to be identified as either Collections or non‑Collections and all non‑Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of being deposited therein, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, in the case of collections of accounts receivable relating to the Lehigh Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, in the case of collections of accounts receivable relating to the Winter Sports Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, and (vi) in the case of all other amounts, within one (1) Business Day of being deposited therein.
(d)    Section 5.01 of the Loan Agreement is amended to insert the following new subsection (o) in appropriate alphabetical order:
(o) Promptly after becoming available, the Servicer shall deliver to the Administrative Agent the final version of any “transfer and servicing agreement” relating to the Lehigh Business Sale, the Tool Business Sale and the Winter Sports Business Sale.
(e)    Clause (ii) of the first sentence of Section 5.02(h) of the Loan Agreement is amended and restated to read as follows:
(ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale and the Winter Sports Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale or the Winter Sports Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business and the Winter Sports Business, respectively.
(f)    The first sentence of Section 6.06 of the Loan Agreement is amended and restated to read as follows:
In the case of any remittances received in any Lock‑Box or Deposit Account that shall have been identified to the satisfaction of, or determined by, the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall, as applicable, remit such items to the Person identified to, or determined by, it as being the owner of such remittances (i) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, in the case of collections of accounts receivable relating to the Lehigh Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, in the case of collections of accounts receivable relating to the Winter Sports Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Lock-Box or Deposit Account and (y) ten (10) Business Days of being deposited therein, and (vi) in the case of all other amounts, within one (1) Business Day after such identification or determination.
Section 3.    Amendments to the Sale Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, the Sale Agreement shall be and hereby is amended as follows:
(a)    The last sentence of Section 2.1(l) of the Sale Agreement is amended and restated to read as follows:
Except for (i) amounts owing to Newell Puerto Rico, Ltd. (which shall be electronically swept or otherwise transferred out of such Deposit Account within four (4) Business Days of being identified as such in accordance with Section 4.1(i)), (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Lehigh

Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, collections of accounts receivable relating to the Lehigh Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein), (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, collections of accounts receivable relating to the Decor Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within ten (10) Business Days of being deposited therein), (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, collections of accounts receivable relating to the Tool Business (which shall be electronically swept or otherwise transferred out of such Deposit Account within five (5) Business Days of being deposited therein), (v) for a period not to exceed (x) the earliest of the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, collections of accounts receivable relating to the Winter Sports Business (which shall be electronically swept or otherwise transferred out of such Deposit Account no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein) and (vi) amounts deposited in any Deposit Account in error, no funds other than the proceeds of Receivables of such Originator are deposited to any Deposit Account of such Originator.
(b)    Clause (2) of the second sentence of Section 4.1(i) of the Sale Agreement is amended and restated to read as follows:
(2) all amounts deposited into any Deposit Account to be identified as either Collections or non‑Collections and all non‑Collections, if any, to be identified (i) in the case of amounts owing to Newell Puerto Rico, Ltd., within four (4) days of receipt or deposit, (ii) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the

Lehigh Business by which collections of accounts receivable relating to the Lehigh Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Lehigh Business Sale, in the case of collections of accounts receivable relating to the Lehigh Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Lehigh Business by which Newell is required to transfer collections of accounts receivable relating to the Lehigh Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, (iii) for a period not to exceed twenty-five (25) months after the consummation of the Decor Business Sale, in the case of collections of accounts receivable relating to the Decor Business, within ten (10) Business Days of being deposited therein, (iv) for a period not to exceed twenty-five (25) months after the consummation of the Tool Business Sale, in the case of collections of accounts receivable relating to the Tool Business, within five (5) Business Days of being deposited therein, (v) for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which collections of accounts receivable relating to the Winter Sports Business shall no longer be deposited therein and (y) twenty-five (25) months after the consummation of the Winter Sports Business Sale, in the case of collections of accounts receivable relating to the Winter Sports Business, no later than the earliest of (x) the related number of days agreed to by the applicable Business Sellers and the final purchaser of the Winter Sports Business by which Newell is required to transfer collections of accounts receivable relating to the Winter Sports Business out of such Deposit Account and (y) ten (10) Business Days of being deposited therein, and (vi) in the case of all other amounts, within one (1) Business Day of being deposited therein.
(c)    Clause (ii) of the first sentence of Section 4.2(f) of the Sale Agreement is amended and restated to read as follows:
(ii) in each case, for a period not to exceed twenty-five (25) months (or, in the case of the Lehigh Business Sale and the Winter Sports Business Sale, for a period not to exceed the earliest of (x) the related number of months agreed to by the applicable Business Sellers and the final purchaser of such business by which collections of accounts receivable relating to such business shall no longer be deposited therein and (y) twenty-five (25) months) after consummation of the Lehigh Business Sale, the Decor Business Sale, the Tool Business Sale or the Winter Sports Business Sale, as applicable, collections of accounts receivable relating to the Lehigh Business, the Decor Business, the Tool Business and the Winter Sports Business, respectively.

Section 4.    Conditions to Amendment. This Amendment shall become effective and be deemed effective as of the date first written above (the “Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    Jarden Receivables, each Originator, the Servicer, the Administrative Agent, the Issuing Lender and the Managing Agents party hereto shall have executed and delivered this Amendment.
(b)    The Administrative Agent shall have received a duly executed Reaffirmation, Consent and Acknowledgment of the Performance Undertaking in the form attached hereto.
(c)    The Administrative Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Administrative Agent may reasonably request.
Section 5.    Agreement in Full Force and Effect/Effectiveness of Amendment. Except as expressly set forth herein, all terms and conditions of the Loan Agreement and the Sale Agreement, as amended, shall remain in full force and effect. Upon the effectiveness of this Amendment, (i) Jarden Receivables and the Servicer each hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement and the Sale Agreement, as applicable, to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment Effective Date (except for those representations and warranties that are expressly made only as of a different date, which representations and warranties shall be correct as of the date made) and (ii) each reference in the Loan Agreement or the Sale Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be, and any references to such agreement in any other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be, a reference to such agreement as amended hereby.
Section 6.    Execution in Counterparts, Effectiveness. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 7.    Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles, and the obligations,

rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.
[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

JARDEN RECEIVABLES, LLC
By: SUNBEAM PRODUCTS, INC.
Its: manager and sole member

By	: /s/ Michael R. Peterson
Name: Michael R. Peterson
Title: Secretary
NEWELL BRANDS INC.,
as Servicer

By	: /s/ Michael R. Peterson
Name: Michael R. Peterson
Title: Assistant Secretary

THE ORIGINATORS:
BRK BRANDS, INC.
CALPHALON CORPORATION
THE COLEMAN COMPANY, INC.
ELMER’S PRODUCTS, INC.
GOODY PRODUCTS, INC.
GRACO CHILDREN’S PRODUCTS INC.
HEARTHMARK, LLC
IGNITE USA, LLC
IRWIN INDUSTRIAL TOOL COMPANY
K-2 CORPORATION
K-2 INTERNATIONAL, INC.
LEHIGH CONSUMER PRODUCTS LLC
LIFOAM INDUSTRIES, LLC
LOEW-CORNELL, LLC
MARMOT MOUNTAIN, LLC
MIKEN SPORTS, LLC
NEWELL BRANDS INC.
NUK USA LLC
PURE FISHING, INC.
QUICKIE MANUFACTURING CORPORATION
RAWLINGS SPORTING GOODS COMPANY, INC.
RUBBERMAID COMMERCIAL PRODUCTS LLC
RUBBERMAID INCORPORATED
SANFORD, L.P.
SEA STRIKER, LLC
SHAKESPEARE ALL STAR ACQUISITION LLC
SHAKESPEARE COMPANY, LLC
SHAKESPEARE CONDUCTIVE FIBERS, LLC
SUNBEAM PRODUCTS, INC.
THE YANKEE CANDLE COMPANY, INC.

By	: /s/ Michael R. Peterson
Name: Michael R. Peterson
Title: Assistant Secretary

THE UNITED STATES PLAYING CARD COMPANY, as an Originator

By:	/s/ Ian G.H. Ashken
Name: Ian G.H. Ashken
Title: Secretary and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Managing Agent

By	: /s/ Eric Bruno
Name: Eric Bruno
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Lender and as a Managing Agent

By	: /s/Isaac Washington
Name: Isaac Washington
Title: Vice President

ROYAL BANK OF CANADA,
as a Managing Agent

By	: /s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH,
as a Managing Agent

By:	/s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

SUNTRUST BANK,
as a Managing Agent

By	: /s/ David Hufnagel
Name: David Hugnagel
Title: Vice President